SCHEDULE 14A
                          (Rule 14a-101)
              INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities
          Exchange Act of 1934 (Amendment No.           )


   Filed by the registrant [X]
   Filed by a party other than the registrant [ ]
   Check the appropriate box:

   [  ]  Preliminary proxy statement
   [  ]  Definitive proxy statement
   [X]   Definitive additional materials
   [  ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       The Mead Corporation
         (Name of Registrant as Specified in Its Charter)

                         Jeffrey L. Hayman
            (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

   [  ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i), or 14a-6(j)(2).
   [  ]  $500 per each party to the controversy pursuant to Exchange Act Rule 14
          a-6(i)(3).
   [  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

   (1)         Title of each class of securities to which transaction applies:
               N/A

   (2)         Aggregate number of securities to which transactions applies:
               N/A

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               N/A

   (4)         Proposed maximum aggregate value of transaction:
               N/A

   [  ]        Check box if any part of the fee is offset as provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)         Amount previously paid:

               N/A

   (2)         Form, schedule or registration statement no.:

               N/A

   (3)         Filing party:

               N/A

   (4)         Date filed:

               N/A

The Mead Corporation
World Headquarters
Courthouse Plaza Northeast
Dayton, Ohio 45463

Telephone: 513-495-6323





April 5, 1994

IF YOU HAVE RECENTLY
SENT IN YOUR PROXY PLEASE
DISREGARD THIS LETTER


To the Holders of Common Shares of
   THE MEAD CORPORATION

                            A REMINDER

The Mead Annual Meeting of Shareholders is to be held Thursday, April 28, 1994. We have previously sent you a Notice of Meeting, Proxy Statement and Proxy as well as an Annual Report.

Your signed Proxy is IMPORTANT, whether your holding is large or small.  In the
                     ---------
event you have misplaced your proxy card, a duplicate is enclosed for your convenience. You need simply to fill it out, sign it, and mail it in the enclosed, postage paid envelope today.

Thank you for your interest and cooperation.

                           Very truly yours,




                           Steven C. Mason
                           Chairman and
                           Chief Executive Officer




                        PLEASE ACT PROMPTLY

          Please mark
[X]       votes as in
          this example.
________________________________________________
|THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR|
|PROPOSAL NO. 1:                            ---|
- ------------------------------------------------
1. Election of Directors to serve until the Annual Meeting in the year 1997.

Nominees:  John C. Bogle, William E. Hoglund,
           Barbara C. Jordan and William S. Shanahan

                           FOR               WITHHELD
                           [ ]                 [ ]
[ ]
- ---------------------------------------------
For all nominees except as noted above

____________________________________________
|THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE|
|AGAINST PROPOSAL NO. 2:                 |
|-------                                          |
- --------------------------------------------
                              FOR  AGAINST  ABSTAIN
2.  Shareholder Proposal on[ ]    [ ]      [ ]
    Declassification of Board.

    Receipt is acknowledged of Notice of the Annual
    Meeting and Proxy Statement relating thereto.

    Shareholders should date this proxy and sign exactly as name appears hereon. If stock is held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign.

    Please mark, date, sign and      MARK HERE
    return the proxy card           FOR ADDRESS [ ]
    promptly using the enclosed     CHANGE AND
    envelope.                       NOTE AT LEFT

Signature:________________________  Date:____________

Signature:________________________  Date:____________